SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 3, 2003

Plains All American Pipeline, L.P.

(Name of Registrant as specified in its charter)

DELAWARE	0-9808	76-0582150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 1600

Houston, Texas 77002

(713) 646-4100

(Address, including zip code, and telephone number,

including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Representatives of Plains All American Pipeline, L.P. (the “Partnership”) intend to make presentations on March 4, 2003 at the Master Limited Partnership Investor Conference in Boston, Massachusetts, regarding the Partnership’s operations and financial performance. Prior to the presentations, interested parties will be able to view the materials presented by the Partnership’s representatives by visiting the Partnership’s website at http://www.paalp.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  March 3, 2003

By:  Plains AAP, L. P., its general partner

By:  Plains All American GP LLC, its general partner

By:    /s/ Phil Kramer

Name:  Phil Kramer

Title:    Executive Vice President and Chief

Financial Officer